                                                                 EXHIBIT 10.1.5



                                                              EXECUTION COPY


                                  WAIVER NO. 4
                                       TO
                                CREDIT AGREEMENT
                                       AND
                              OTHER LOAN DOCUMENTS


                  THIS WAIVER NO. 4 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS ("Agreement") is being executed and delivered as of June 12, 1998 by and among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), the other "Credit Parties" from time to time party to the Credit Agreement referred to below (together with the Borrower, collectively, the "Credit Parties"), the financial institutions from time to time party to such Credit Agreement (collectively, the "Lenders", and each individually, a "Lender"), and General Electric Capital Corporation, in its individual capacity, and as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

                  WHEREAS, the Credit Agreement and Litigation L/C Agreement provide, among other things, that (i) if the Bond and the Litigation L/C are drawn, the Borrower's reimbursement obligations to the Lenders with respect to the Litigation L/C would constitute Term Loan C or, alternatively, (ii) if the DEI Litigation is settled or a Final Judgment is otherwise entered and payable by the Borrower, then, upon request by the Borrower, the Lenders would directly fund Term Loan C in an amount sufficient to satisfy such settlement or other Final Judgment;

                  WHEREAS, the Borrower has entered into a settlement agreement with Directed Electronics, Inc. ("Directed") with respect to the DEI Litigation, a true and complete copy of which is attached as Exhibit A hereto (the "Settlement Agreement"), pursuant to which, among other things, the Borrower is obligated to pay $10,000,000 to Directed (the "Settlement Amount"), $9,341,030.00 of which through a drawing by Directed of the Bond (the "Drawn Portion") and the remaining $658,970.00 of which in cash directly to Directed (the "Funded Portion"); and

                  WHEREAS, the Borrower has requested that the Lenders and Agent, and subject to the terms and conditions of this Agreement, the Lenders and Agent are willing to (i) permit the Borrower to utilize the Term Loan C Commitment to pay the entire Settlement Amount in accordance with the payment terms of the Settlement Agreement notwithstanding the provisions of the Credit Agreement and Litigation L/C Agreement which currently permit the Borrower to pay settlement consideration with respect to the DEI Litigation through a draw of the Bond and Litigation L/C or through a direct funding under the Term Loan C Commitment, but not through a combination of both means as is required under the Settlement Agreement and (ii) waive certain other provisions of the Credit Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders, the Agent, such parties hereby agree as follows:

                  1. Waiver. Subject to Paragraph 3 of this Agreement and effective as of the date of this Agreement, each of the Lenders and the Agent hereby waives:

                  (a) the requirement set forth in Section 1.1(d)(iii) of the Credit Agreement and Section 1.1(c) of the Litigation L/C Agreement that, in order for the Borrower to obtain a direct loan pursuant to the Term Loan C Commitment to fund the Funded Portion, either no Litigation L/C Obligations shall have been then previously incurred, or the Litigation L/C shall have been then previously terminated, provided, that, for all purposes under the Credit Agreement, Litigation L/C Agreement and the other Loan Documents, (i) the Lenders shall be deemed to have funded Term Loan C for the account of the Borrower in an aggregate original principal amount equal to the Settlement Amount upon the drawing of the Litigation L/C in an amount equal to the Drawn Portion and the Lenders' funding of the Funded Portion otherwise in accordance with the terms and conditions of such sections of the Credit Agreement and Litigation L/C Agreement, (ii) from and after such drawing and funding, the Lenders shall have no further obligation or commitment to provide Loans or Letters of Credit with respect to the Term Loan C Commitment or Term Loan B Commitment and (iii) Term Loan C shall be evidenced by the Term C Note, governed by and repayable in accordance with the terms and conditions of the Credit Agreement, the Litigation L/C Agreement and the other Loan Documents, secured by the Collateral pursuant to the Litigation Collateral Documents, and guaranteed pursuant to the Litigation Guaranty;

                  (b) the requirement set forth in Section 1.1(d)(iii) of the Credit Agreement that a Notice of Term C Advance be given no later than 11:00 a.m. (Chicago time) on a date which is three (3) Business Days prior to the Term Loan C Funding Date, provided, that, (i) this Agreement shall constitute a Notice of Term C Advance (as more particularly set forth in Paragraph 2 below) and (ii) Term Loan C shall initially be an Index Rate Loan (which may be later converted by the Borrower to a LIBOR Loan pursuant to Section 1.5(e) of the Credit Agreement); and

                                       -2-

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                  (c) the representations and warranties set forth in Section
         3.11 with respect to extensions by the Borrower and the IRS of the IRS's continuing examination of the Borrower's tax returns for 1994.

                  2. Request for Term C Advance. The Borrower hereby irrevocable requests the Term Lenders to directly advance the Funded Portion to Directed pursuant to the wire transfer instructions attached as Exhibit B hereto on the first Business Day after the date hereof on which all of the conditions precedent set forth in Paragraph 3 of this Agreement, Section 2.3(II) of the Credit Agreement and Section 2.4 of the Credit Agreement, have been satisfied (other than the condition set forth in Section 2.3(II)(e)); provided, however, that if such conditions are satisfied after 11:00 a.m. (Chicago time) on a Business Day, such funding may be made on the next succeeding Business Day. Notwithstanding anything in the Loan Documents to the contrary, this Agreement hereby constitutes the Borrower's Notice of Term C Advance, and the date on which Term Loan C is made pursuant to this Agreement shall constitute the Term Loan C Funding Date.

                  3. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt on or before June 30, 1998 of each of the following:

                  (a) an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower, each other Credit Party, and each of the Requisite Lenders;

                  (b) originally-executed counterparts to a Reaffirmation of Guaranties duly executed by the Pegasus Funds substantially in the form attached hereto;

                  (c) copies of court orders and other evidence satisfactory to the Agent indicating that the Lower Court has approved the Settlement Agreement and the payment of the Drawn Portion to Directed pursuant to the terms and conditions of the Settlement Agreement;

                  (d) evidence satisfactory to the Agent that the Drawn Portion has been paid to Directed pursuant to the terms and conditions of the Settlement Agreement; and

                  (e) an originally-executed certificate of Borrower's chief financial officer with respect to the anti-dilution adjustments to the GECC Warrants resulting from the issuance of the additional "Litigation Warrants" (as defined in the Series A Preferred Stock Documents) to be issued by Borrower to the Pegasus Funds simultaneously with the Lenders' funding of the Funded Portion of Term Loan C as contemplated by this Agreement, together with certified copies of the fully-executed Litigation Warrants so issued or to be issued.

                  4. Representations, Warranties and Covenants. (a) The Borrower and each other Credit Party hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower and such other Credit Party enforceable against the Borrower and each other Credit Party in accordance with its terms.

                  (b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and (except as provided in this Agreement) do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, any other Credit Party, Parent or any Subsidiary of the Borrower or any other Credit Party is bound.

                  (c) The Borrower hereby represents and warrants that, as of the date hereof, and on the Term Loan C Funding Date both before and after giving effect to the making and application of Term Loan C pursuant to the terms of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing, (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct, (iii) the Borrower is and, to the best of the Borrower's knowledge Directed is, in full compliance with the terms and conditions of the Settlement Agreement, (iv) all representations and warranties made by the Borrower, and, to the best of the Borrower's knowledge, all of the representations and warranties of Directed, to the extent set forth in the Settlement Agreement, are true and complete in all respects, and (v) all of the conditions set forth in Sections 2.3(II) and 2.4 of the Credit Agreement, have been satisfied (other than the condition set forth in Section 2.3(II)(e) of the Credit Agreement).

                  (d) The Borrower hereby covenants to (i) provide the Agent, promptly upon its filing or receipt thereof, true and complete copies of all pleadings and orders relating to any of the dismissals described in Sections 3 or 12 of the Settlement Agreement, or any of the satisfactions described in
Section 4 of the Settlement Agreement, (ii) provide the Agent, promptly upon its obtaining knowledge thereof, notice of the Borrower's or Directed's breach or other noncompliance, or alleged breach or noncompliance, with any provision, representation or warranty set forth in the Settlement Agreement and (iii) not to amend, waive or otherwise modify any term or provision of the Settlement Agreement without the prior written consent of the Requisite Lenders.

                  (e) The Borrower, the Lenders and the Agent hereby agree that, notwithstanding anything in the Loan Documents to the contrary, any material breach by the Borrower or Directed of any representation, warranty, term or condition of the Settlement Agreement shall thereupon constitute an immediate Event of Default under and as used in the Credit Agreement.

                  6. Reference to and Effect on Loan Documents. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Without limiting the





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

foregoing, the Borrower hereby reaffirms the Borrower's grant to the Agent of each of the Agent's Liens, on behalf of itself and the Lenders, pursuant to the Collateral Documents and the Litigation Collateral Documents. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Borrower, each other Credit Party, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

                  7. Reaffirmation. Each of the Borrower and the other Credit Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Borrower's or the other Credit Parties' obligations under the Loan Documents with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

                  8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

                  9. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

                  10. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *


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                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                                     CODE-ALARM, INC.



                                       By:
                                           -----------------------------------
                                            Name:   Craig S. Camalo
                                                 -----------------------------
                                            Title:   Vice President
                                                  ----------------------------


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Agent and Lender,
                                            and as holder of the GECC Warrants



                                       By:
                                           -----------------------------------
                                            Name:   Catharine L. Midkiff
                                                 -----------------------------
                                            Title:   Duly Authorized Signatory
                                                  ----------------------------


                                       TESSCO GROUP, INC.



                                       By:
                                           -----------------------------------
                                            Name:   Craig S. Camalo
                                                 -----------------------------
                                            Title:   Secretary
                                                  ----------------------------


                                       CHAPMAN SECURITY SYSTEMS, INC.



                                       By:
                                           -----------------------------------
                                            Name:   Craig S. Camalo
                                                 -----------------------------
                                            Title:   Secretary
                                                  ----------------------------

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



                                       INTERCEPT SYSTEMS, INC.



                                       By:
                                          -----------------------------
                                            Name:   Craig S. Camalo
                                                 ----------------------
                                            Title:   Secretary
                                                  ---------------------

                                       ANES, INC.



                                       By:
                                          -----------------------------
                                            Name:   Craig S. Camalo
                                                 ----------------------
                                            Title:   Secretary
                                                  ---------------------





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



                         REAFFIRMATION OF GUARANTIES

                  Reference is hereby made to (i) that certain Limited Supplemental Guaranty dated as of October 24, 1997 (the "Supplemental Guaranty") among Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership (collectively, the "Guarantors"), and General Electric Capital Corporation, a New York corporation, individually and as agent (the "Agent"), (ii) that certain Limited Litigation Guaranty dated as of October 24, 1997 (the "Litigation Guaranty") among the Guarantors and the Agent, (iii) that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), certain other "Credit Parties" referred to and as defined therein (the "Credit Parties"), certain "Lenders" from time to time party thereto (the "Lenders"), and the Agent, and
(iv) that certain Waiver No. 4 to Credit Agreement and Other Loan Documents of even date herewith (the "Waiver") among the Borrower, the Credit Parties, the Lenders and the Agent.

                  Each of the Guarantors hereby:

                  (a) acknowledges having received and reviewed a copy of the Waiver and hereby consent to its terms and provisions;

                  (b) subject to clause (c) below, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Supplemental Guaranty and the Litigation Guaranty (collectively, the "Guaranties");

                  (c) confirms and agrees that, notwithstanding anything in the Litigation Guaranty or any other Loan Document to the contrary, upon the funding by the Lenders of the "Funded Portion" pursuant to and as defined in the Waiver, the "Limitation Amount" (as referred to and as defined in the Litigation Guaranty) shall equal $10,000,000 and the "Termination Date" (as referred to and used in the Litigation Guaranty) shall be the date on which Term Loan C is repaid in full (subject to the proviso at the end of the second to last sentence of Section 2.1 of the Litigation Guaranty);

                  (d) confirms that it has received additional Litigation Warrants in sufficient form and amount, together with all related opinions, certificates, documents and instruments, as may be required by the Litigation Guaranty and by that certain Unit Purchase Agreement dated as of October 24, 1997 among the Borrower and the Guarantors;

                  (e) certifies that together herewith it has delivered a calculation of the Net Assets and Unpaid Capital Obligations of each Guarantor as of the date hereof, and a calculation of the Aggregate Net Capital and Aggregate Portfolio Cash Flow as of the date hereof (in each case as defined in the Litigation Guaranty);

                  (f) confirms that each of the representations and warranties set forth in Section 4 of the Litigation Guaranty are true and correct as of the date hereof; and

                  (g) agrees and acknowledges that each of the Effectiveness Conditions have been previously satisfied and the Effective Date has previously occurred (as such capitalized terms are defined in the Litigation Guaranty).

                  IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 12th day of June, 1998.



PEGASUS PARTNERS, L.P.                      PEGASUS RELATED PARTNERS, L.P.
By: PEGASUS INVESTORS, L.P.,                   By: PEGASUS INVESTORS, L.P.,
      as Managing General Partner                 as Managing General Partner
By: PEGASUS INVESTORS GP, INC.,                By: PEGASUS INVESTORS GP, INC.,
      as General Partner                    as General Partner



By:                                            By:
   ------------------------------                 ------------------------------
   Name:  Richard Cion                            Name:  Richard Cion
          -----------------------                       ------------------------
   Title: Vice President                          Title: Vice President
          -----------------------                       ------------------------

                                    EXHIBIT A
                                       to
                        Waiver No. 4 to Credit Agreement
                            and Other Loan Documents
                            Dated as of June 12, 1998



                              Settlement Agreement


                                    Attached.

                                    EXHIBIT B
                                       to
                        Waiver No. 4 to Credit Agreement
                            and Other Loan Documents
                            Dated as of June 12, 1998


                           Wire Transfer Instructions


                             Wells Fargo Bank, N.A.
                         San Francisco, California 94163
                             Fedwire ABA: 121000248
                               For the account of:
                           Directed Electronics, Inc.
                             Vista, California 92083
                             Account No.: 4159294156